Federated Hermes Adjustable Rate Fund
A Portfolio of Federated Hermes Adjustable Rate Securities Trust
CLASS A SHARES (TICKER FEUGX)
INSTITUTIONAL SHARES (TICKER FEUNX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2025
Todd Abraham, CFA, will retire on April 3, 2026. Effective upon his retirement, Mr. Abraham will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 3, 2026, please remove all references to Mr. Abraham. The other members of the management team will continue to manage the Fund.
November 5, 2025

Federated Hermes Adjustable Rate Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457152 (11/25)
© 2025 Federated Hermes, Inc.